Exhibit 99.2

Franklin Financial Network, Inc. (NYSE:FSB) Fourth Quarter 2018 Investor Call January 24, 2019

Forward-Looking Statements

FRANKLIN FINANCIAL NETWORK

Except for the historical information contained herein, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements include, among other things, statements regarding intent, belief or expectations of the Company and can be identified by the use of words such as "may," "will," "should," "would," "assume," "outlook," "seek," "plan," "believe," "expect," "anticipate," "intend," "estimate," "forecast," and other comparable terms. The Company intends that all such statements be subject to the "safe harbor" provisions of those Acts. Because forward-looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to carefully review the discussion of forward-looking statements and risk factors in documents the Company files with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless otherwise required by law.

Use of non-GAAP Financial Measures

Some of the financial data included in this presentation and our selected historical consolidated financial information are not measures of financial performance recognized by GAAP. Our management uses these non-GAAP financial measures in its analysis of our performance:

- "Common equity" is defined as total shareholders' equity at end of period less the liquidation preference value of the preferred stock;
- "Tangible common equity" is common equity less goodwill and other intangible assets;
- "Total tangible assets" is defined as total assets less goodwill and other intangible assets;
- "Other intangible assets" is defined as the sum of core deposit intangible and SBA servicing rights;
- "Tangible book value per share" is defined as tangible common equity divided by total common shares outstanding. This measure is important to investors interested in changes from period-to-period in book value per share exclusive of changes in intangible assets;
- "Tangible common equity ratio" is defined as the ratio of tangible common equity divided by total tangible assets. We believe that this measure is important to many investors in the marketplace who are interested in relative changes from period-to period in common equity and total assets, each exclusive of changes in intangible assets;
- "Return on Average Tangible Common Equity" is defined as annualized net income available to common shareholders divided by average tangible common equity;
- "Efficiency ratio" is defined as noninterest expenses divided by our operating revenue, which is equal to net interest income plus noninterest income;
- "Core Efficiency Ratio" is defined as noninterest expense divided by our operating revenue, which is equal to net interest income plus noninterest income with all adjusted to certain one-time expenses (see appendix for non-GAAP reconciliations);
- "Net Interest Margin" is defined as annualized net interest income divided by average interest-earning assets for the period;
- "Core Diluted Earnings Per Share" is defined as reported earnings per share adjusted for certain one-time expenses (see appendix for non-GAAP reconciliations);
- "Core non-Interest Income" is defined as non-interest income adjusted for certain one-time items (see appendix for non-GAAP reconciliations);
- "Core non-Interest Expense" is defined as non-interest expense adjusted for certain one-time items (see appendix for non-GAAP reconciliations);
- "Core Compensation Expense" is defined as compensation expense adjusted for certain one-time items (see appendix for non-GAAP reconciliations);
- "Net Income" is equal to "Net Income Available to Common Shareholders"; and
- "Core Net Income" is defined as "Net Income Available to Common Shareholders" adjusted for certain one-time items (see appendix for non-GAAP reconciliations).

We believe these non-GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however, we acknowledge that our non-GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use.

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Financial Highlights and Recent Developments

FRANKLIN FINANCIAL NETWORK

Key Highlights

Soundness

- Strong and stable asset quality with NPAs / Total Assets of 0.13%
- Allowance for loan losses steady QoQ at 0.88% of loans(1)
- Disposed of last OREO property with gain – no OREO left on the balance sheet

Growth & Profitability

- Loans increased by 17.9% annualized QoQ and 18.1% YoY
- Deposits increased by 7.1% annualized QoQ and 8.4% YoY
- Accelerated balance sheet rotation strategy with the reduction of $246 million of lower-yielding securities
  - Approximately 1/4 re-deployed into higher-yielding assets
  - $195 million increase in reciprocal deposits
- Preparing additional phase of balance sheet optimization to reduce reliance on non-core funding sources(2)
- Improving asset mix
  - Loans(1) currently 63.1% of assets compared to 58.7% in 4Q'17
  - Securities currently 27.9% of assets compared to 32.6% in 4Q'17
  - C&I loan growth of $69.4 million in 4Q'18

Recent Developments

- Opened fifteenth branch location in Franklin, TN in December 2018
- New CFO joined management team
- Completed the acquisition of Civic Bank and Trust in April 2018
- Authorized $30 million share repurchase program
- Declared initial dividend of $0.04 per share payable to shareholders of record as of February 15, 2019

Financial Results

	Three months ended December 31, 2018	
	Reported GAAP results	Non-GAAP results(3)
Diluted EPS	$0.25	$0.61
Net income ($mn)	$3.7	$9.2
ROAA	0.36%	0.87%
ROATCE	4.3%	10.7%
Efficiency ratio	81.7%	60.4%
Net interest margin	2.69%	2.69%
TBVPS	$24.32	$24.32
Total assets ($mn)	$4,246.4	$4,246.4
Total deposits ($mn)	$3,431.8	$3,431.8
TCE / TA	8.4%	8.4%

(1) Excludes loans held for sale
(2) See Forward-Looking Statements on page 1
(3) Non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items. Excludes 4Q'18 compensation related one-time expenses and securities losses. See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP financial measures

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$19.7 $30.9 $41.8 $51.3 $60.8 $73.5 $16.0 $18.3 $21.7 70.0% 64.1% 56.4% 51.7% 54.4% 58.7% 57.4% 61.0% 60.4% 2013 2014 2015 2016 2017 2018 4Q'17 3Q'18 4Q'18 Non-Int. Expenses Core Efficiency Ratio $4.6 $8.4 $16.1 $28.1 $33.4 $39.9 $7.7 $10.5 $9.2 $4.6 $8.4 $16.1 $28.1 $28.1 $34.5 $2.4 $10.5 $3.7 2013 2014 2015 2016 2017 2018 4Q'17 3Q'18 4Q'18 Core Net Income Reported Net Income 9.6% 11.5% 10.6% 14.4% 11.2% 12.3% 10.4% 12.6% 10.7% 9.6% 11.5% 10.6% 14.4% 9.5% 10.6% 3.2% 12.6% 4.3% 2013 2014 2015 2016 2017 2018 4Q'17 3Q'18 4Q'18 Core ROATCE Reported ROATCE $21.0 $37.7 $59.4 $81.6 $97.0 $105.5 $24.6 $26.6 $26.9 2013 2014 2015 2016 2017 2018 4Q'17 3Q'18 4Q'18 (1) Non - GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items. Exc ludes 4Q’18 compensation - related one - time expenses and securities losses. 2017 metrics adjusted for DTA write - down that was recorded in December 2017 related to the change in income tax regulations that resulted from the Tax Cuts and Jobs Act that was passed in late December 2017. See “Use of non - GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non - GAAP financial measures Balancing Profitability and Growth Net Income (1) ($ mn ) Net Interest Income ($ mn ) Return on Average Tangible Common Equity (1) Non - Interest Expenses ($ mn ) Strong, sustainable earnings and return metrics driven by loan growth and disciplined credit and expenses 3 (1) 0.89% 0.87% 0.92% 1.06% 0.97% 0.84% 1.01% 0.97% 0.87% (1) 3.41% Net Interest Margin - FTE 3.74% 3.62% 3.42% 3.06% 2.92% 2.70% 2.71% 2.69% Core ROAA (1) (1)

$1.10 $1.27 $1.54 $2.42 $2.43 $2.71 $0.56 $0.70 $0.61 $1.10 $1.27 $1.54 $2.42 $2.04 $2.34 $0.17 $0.70 $0.25 2013 2014 2015 2016 2017 2018 4Q'17 3Q'18 4Q'18 Core EPS Reported EPS $11.31 $12.89 $15.86 $19.92 $22.24 $24.32 $22.24 $23.18 $24.32 2013 2014 2015 2016 2017 2018 4Q'17 3Q'18 4Q'18 Earnings Per Share Tangible Book Value Per Share (1) Earnings continue to support the growth and future profitability of the franchise while building tangible book value per share (2) 4 Sustaining Earnings Momentum and Tangible Book Value Growth (1) Non - GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items. Exclude s compensation - related one - time expenses and securities losses. 2017 metrics adjusted for DTA write - down that was recorded in December 2017 related to the change in income tax regulations that resulted from the Tax Cut s and Jobs Act that was passed in late December 2017. See “Use of non - GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non - GAAP financial measures (2) See Forward - Looking Statements on page 1 (1)

Diversified and Disciplined Loan Portfolio

FRANKLIN FINANCIAL NETWORK

Loan Portfolio[1,2] ($mn)



'13 - '18 CAGR: 45.0%
$416
2%
28%
20%
35%
$781
1%
30%
20%
20%
29%
$1,292
1%
28%
21%
27%
22%
$1,757
1%
27%
18%
30%
24%
$2,257
22%
21%
31%
26%
$2,665
22%
21%
31%
26%
$2,257
22%
21%
31%
26%
$2,550
23%
21%
29%
26%
$2,665
22%
21%
31%
26%
2013
2014
2015
2016
2017
2018
4Q'17
3Q'18
4Q'18
Residential
Commercial
Non-Owner CRE
Construction
Consumer & Other

CRE & CLD Concentration

- Positive trend in CRE and CLD concentration ratio due to continued shift in loan portfolio mix and strong increase in capital
  - No OREO on Balance Sheet as of December 31, 2018
  - CLD loan concentration is down from 211% at 4Q'14 to 132% as of 4Q'18 (which is under management guidance of 140%) and has been steady since 2017
  - Total CRE loan concentration is down from 352% at 4Q'14 to 263% as of 4Q'18, and has been steady since 2017

Commercial real estate (CRE) concentrations[3]	% of Risk-Based Capital 3Q'18	4Q'18
CLD loans	133%	132%
Total CRE	260%	263%

Franchise defined by strong loan growth while maintaining diversification and credit discipline

(1) Excluding Loans Held for Sale, commercial includes owner-occupied commercial real estate loans
(2) Totals may not sum due to rounding
(3) Risk-based capital at bank-level as defined in Call Report. 4Q'18 calculation is preliminary and subject to change

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$381 $760 $865 $1,079 $1,327 $1,450 $1,327 $1,444 $1,450 $16 $33 $137 $122 $58 $401 $58 $208 $401 $245 $342 $448 $822 $1,003 $783 $1,003 $833 $783 $40 $37 $364 $369 $780 $798 $780 $887 $798 $682 $1,172 $1,814 $2,392 $3,167 $3,432 $3,167 $3,372 $3,432 2013 2014 2015 2016 2017 2018 4Q'17 3Q'18 4Q'18 Retail Reciprocal & Other Local Government Brokered Public Funds Deposit Reciprocation Unlocks Balance Sheet Step : Balance Sheet Rotation During 4Q’18, reduced investment portfolio by approximately $246 million of fixed rate securities in order to redeploy into higher yielding assets Expect positive impact on core profitability metrics (1) Immaterial capital impact Realized pre - tax securities loss of $4.2 million in 4Q’18 An additional $50 million of MBS capital distribution is expected to be rotated in 1H’19 (1) Step : Balance Sheet Optimization Preparing non - core funding reduction in 1Q’19, targeting up to $200 million of brokered deposits and low yielding short - term securities (1) Expect positive impact on core profitability metrics (1) Will temporarily increase capital ratios as most capital efficient means of deployment identified (1) See Forward - Looking Statements on page 1 Accelerated Balance Sheet Actions Deposit Portfolio ($ mn ) Continued focus on retail deposits while leveraging public funds 6 Deposits Drive Strategic Repositioning 1 2

(1) Excluding Loans Held for Sale (2) 4Q’18 calculation is preliminary and subject to change with Call Report Low risk, liquid balance sheet 7 Solid Credit and Low Risk Balance Sheet 4Q'17 3Q'18 4Q'18 Nonperforming Assets / Assets 0.12% 0.14% 0.13% Net Charge-Offs (Recoveries) / Loans (1) 0.00% (0.00%) 0.00% Common Equity Tier 1 (2) 11.4% 12.2% 12.2% Tier 1 Capital (2) 11.4% 12.2% 12.2% Total Risk-Based Capital (2) 14.4% 15.0% 14.9% Cash & Securities / Assets 38.7% 35.7% 35.5% Loans (1) / Deposits 71.2% 75.6% 77.7% Risk Weight Risk-Weighted Assets / Assets (2) 68.5% 63.2% 70.9% Capacity Asset Quality Liquidity

0.35% 0.18% 0.16% 0.23% 0.13% 0.13% 2013 2014 2015 2016 2017 2018 ALLL / NPAs ALLL / Gross Loans (1) NCOs / Avg. Loans (1) NPAs + 90 day PD / Avg. Assets 176% 313% 1046% 382% 429% 415% 2013 2014 2015 2016 2017 2018 1.16% 0.85% 0.89% 0.93% 0.94% 0.88% 2013 2014 2015 2016 2017 2018 (0.00%) 0.10% 0.01% 0.02% (0.02%) 0.00% 2013 2014 2015 2016 2017 2018 8 (1) Excluding Loans Held for Sale Asset Quality Remains Strong 2017

Growth Profitability Asset Quality Proven, Successful Banking Model Key Drivers of FSB Performance 9

Appendix

Non - GAAP Reconciliations 10 $ in 000s except per share data (1) Year - to - date average tangible common equity utilized in calculating year - to - date return on average tangible common equity Core net income Fiscal Year Pre-tax net income $ 40,433 $ 3,873 $ 11,617 $ 12,432 $ 12,511 $ 46,630 $ 10,590 Non-core items: Noninterest income (Gain) / Loss On Sales of Securities 4,160 4,160 - - - - - Noninterest expenses Post employment and retirement expense 3,151 3,151 - - - - - Pre tax core net income $ 47,744 $ 11,184 $ 11,617 $ 12,432 $ 12,511 $ 46,630 $ 10,590 Core income tax expense 7,788 1,998 1,068 2,263 2,459 13,208 2,874 Core net income $ 39,956 $ 9,186 $ 10,549 $ 10,169 $ 10,052 $ 33,422 $ 7,716 Less: earnings attributable to noncontrolling interest 16 8 - 8 - 16 8 Core net income available to common shareholders 39,940 9,178 10,549 10,161 10,052 33,406 7,708 Less: earnings allocated to participating securities 430 100 190 161 102 261 55 Core net income allocated to common shareholders 39,510 9,078 10,359 10,000 9,950 33,145 7,653 Weighted average common shares outstanding fully diluted 14,556,958 14,821,540 14,903,751 14,814,059 13,672,384 13,677,671 13,780,321 Core diluted earnings per share Diluted earnings per share $ 2.34 $ 0.25 $ 0.70 $ 0.68 $ 0.73 $ 2.04 $ 0.17 Non-core items: Noninterest income (Gain) / Loss On Sales of Securities 0.29 0.28 - - - - - Noninterest expenses Accrual for Post Employment Benefits 0.22 0.21 - - - - - Add'l earnings available to participative stock grants - - - - - - (0.01) Tax effect (0.14) (0.13) - - - 0.39 0.40 Core diluted earnings per share $ 2.71 $ 0.61 $ 0.70 $ 0.68 $ 0.73 $ 2.43 $ 0.56 Year-to-date average tangible common equity (1) $ 325,012 $ 280,047 2018 2017 2017 Fourth Quarter Third Quarter Second Quarter First Quarter Fiscal Year Fourth Quarter

Non-GAAP Reconciliations

FRANKLIN FINANCIAL NETWORK

Core efficiency ratio	2018 Fourth Quarter	2018 Third Quarter	2018 Second Quarter	2018 First Quarter	2017 Fourth Quarter
Total noninterest expense	$ 21,689	$ 18,251	$ 18,050	$ 15,488	$ 15,987
Post employment and retirement expense	(3,151)	-	-	-	-
Core noninterest expense	**$ 18,538**	**$ 18,251**	**$ 18,050**	**$ 15,488**	**$ 15,987**
Net interest income	$ 26,921	$ 26,562	$ 26,905	$ 25,116	$ 24,608
Total noninterest income	(384)	3,442	4,147	3,456	3,264
(Gain) / Loss On Sales of Securities	4,160	-	-	-	-
Core noninterest income	3,776	3,442	4,147	3,456	3,264
Core revenue	**$ 30,697**	**$ 30,004**	**$ 31,052**	**$ 28,572**	**$ 27,872**
Efficiency ratio (GAAP)[1]	81.7 %	60.8 %	58.1 %	54.2 %	57.4 %
Core efficiency ratio	60.4 %	60.8 %	58.1 %	54.2 %	57.4 %

Tangible Assets	2018 Fourth Quarter	2018 Third Quarter	2018 Second Quarter	2018 First Quarter	2017 Fourth Quarter
Total assets	$ 4,246,389	$ 4,167,813	$ 4,165,238	$ 4,083,663	$ 3,843,526
Less goodwill	18,176	18,176	18,176	9,124	9,124
Less intangibles, net	991	1,151	1,323	950	1,057
Tangible assets	**$ 4,227,222**	**$ 4,148,486**	**$ 4,145,739**	**$ 4,073,589**	**$ 3,833,345**
Total shareholders' equity	$ 372,740	$ 356,074	$ 348,059	$ 304,762	$ 304,550
Less goodwill	18,176	18,176	18,176	9,124	9,124
Less intangibles, net	991	1,151	1,323	950	1,057
Tangible common equity	**$ 353,573**	**$ 336,747**	**$ 328,560**	**$ 294,688**	**$ 294,369**
Common shares outstanding	14,538,085	14,525,351	14,480,240	13,258,142	13,237,128
Book value per common share	$ 25.64	$ 24.51	$ 24.04	$ 22.99	$ 23.01
Tangible book value per common share	$ 24.32	$ 23.18	$ 22.69	$ 22.23	$ 22.24
Total shareholders' equity to total assets	8.8 %	8.5 %	8.4 %	7.5 %	7.9 %
Tangible common equity to tangible assets	8.4 %	8.1 %	7.9 %	7.2 %	7.7 %

Note: $ in 000s except per share data
(1) Efficiency ratio (GAAP) is calculated by dividing reported noninterest expense by reported total revenue

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Non-GAAP Reconciliations

FRANKLIN FINANCIAL NETWORK

Return on average tangible common equity	2018 Fourth Quarter	2018 Third Quarter	2018 Second Quarter	2018 First Quarter	2017 Fourth Quarter
Total average shareholders' equity	$ 360,709	$ 351,293	$ 340,175	$ 299,840	$ 304,847
Less average goodwill	18,176	18,176	18,383	9,124	9,124
Less average intangibles, net	1,092	1,257	1,477	1,012	1,123
Average tangible common equity	**$ 341,441**	**$ 331,860**	**$ 320,315**	**$ 289,704**	**$ 294,600**
Net income available to common shareholders	$ 3,743	$ 10,549	$ 10,161	$ 10,052	$ 2,394
Return on average tangible common equity	4.3 %	12.6 %	12.7 %	14.1 %	3.2 %

Core return on average tangible equity	2018 Fourth Quarter	2018 Third Quarter	2018 Second Quarter	2018 First Quarter	2017 Fourth Quarter
Pre-tax net income	$ 3,873	$ 11,617	$ 12,432	$ 12,511	$ 10,590
Adjustments:					
Add non-core items	7,311	-	-	-	-
Less core income tax expense	1,998	1,068	2,263	2,459	2,874
Core net income	**$ 9,178**	**$ 10,549**	**$ 10,161**	**$ 10,052**	**$ 7,708**
Core return on average tangible common equity	10.7 %	12.6 %	12.6 %	13.8 %	10.4 %

Core return on average assets and equity	2018 Fourth Quarter	2018 Third Quarter	2018 Second Quarter	2018 First Quarter	2017 Fourth Quarter
Net income	$ 3,743	$ 10,549	$ 10,161	$ 10,052	$ 2,394
Average assets	4,183,703	4,132,501	4,169,453	3,971,864	3,633,308
Average equity	360,709	351,293	340,175	299,840	304,847
Return on average assets	**0.36 %**	**1.01 %**	**0.98 %**	**1.03 %**	**0.26 %**
Return on average equity	**4.1 %**	**11.9 %**	**12.0 %**	**13.6 %**	**3.1 %**
Core net income	9,178	10,549	10,161	10,052	7,708
Core return on average assets	0.87 %	1.01 %	0.98 %	1.03 %	0.84 %
Core return on average equity	10.1 %	11.9 %	12.0 %	13.6 %	10.0 %

Core total revenue	2018 Fourth Quarter	2018 Third Quarter	2018 Second Quarter	2018 First Quarter	2017 Fourth Quarter
Net interest income	$ 26,921	$ 26,562	$ 26,905	$ 25,116	$ 24,608
Noninterest income	(384)	3,442	4,147	3,456	3,264
Noninterest income adjustment					
(Gain) / Loss On Sales of Securities	4,160	-	-	-	-
Core total revenue	**$ 30,697**	**$ 30,004**	**$ 31,052**	**$ 28,572**	**$ 27,872**

$ in 000s except per share data

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